Q4 2022 Financial Results & Commentary February 7, 2023

Cautionary Statements & Disclosures This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’sbeliefs and assumptions, including statements regarding our future financial performance, strategy, routes to market, technical differentiation, positioning, capital allocation strategy, expansion opportunities, growth, profitability, market growth, as well as market and technology trends. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause our actual results to differ materially from those anticipated or implied by our forward-looking statements. These factors include, but are not limited to, the impact of the COVID-19 pandemic on our business, on the business of our customers and suppliers, and on the global economy in general, a significant decline in global macroeconomic or political conditions, execution risks related to closing key deals and improving our execution, successfully executing our strategies, market adoption of our products, successfully anticipating market needs and opportunities, timely development of new products and features, achieving or maintaining profitability, loss or delay of expected purchases, our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends, attracting and retaining new end-customers, maintaining and enhancing our brand and reputation, changes demanded by our customers in the deployment and payment model for our products, growth in markets relating to network security, the success of any future acquisitions or investments, the success of our partnerships with technology providers, the ability of our sales team to execute well, our ability to shorten our close cycle, the ability of our channel partners to sell our products, variations in product mix or geographic locations of our sales, our presence in international markets, andother factors described in our quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings made with the Securities and Exchange Commission, to which your attention is directed. The forward-looking statements included in this presentation are based on current expectations and beliefs as of February 7, 2023, only. We do not intend to update this information contained in the forward-looking statements, except as required by law. This presentation and the accompanying oral presentation also include certain non-GAAP financial measures including Non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, Adjusted EBITDA and Non-GAAP EPS. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titles measures presented by other companies. A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. We define non-GAAP net income as our GAAP net income (loss) excluding: (i) stock- based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) global distribution center transition expense. We define non-GAAP net income per basic and diluted share as our non-GAAP net income (loss) divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, and (ii) global distribution center transition expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income (loss) as our GAAP income (loss) from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, and (iii) global distribution center transition expense. We define non-GAAP operating margin as our non-GAAP operating income (loss) divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, and (iii) global distribution center transition expense. We define Adjusted EBITDA as our GAAP net income (loss) excluding (i) interest expense (if any), (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) provision (benefit) for income taxes, (v) stock-based compensation and related payroll tax, and global distribution center transition expense. A reconciliation between GAAP and non-GAAP financial measures can be found in the appendix to this document and in the accompany financial results press release.

Agenda ▪ Q4 Overview ▪ Q4 Financial Performance ▪ FY 2023 Outlook

Q4’22: Record Revenue and Non-GAAP Profitability Growth Highlights • Q4 revenue grew 9.9% year-over-year; Full-Year revenue grew 12.1% • Geographic performance reflects broad-based demand Consistent Profitability • Adjusted EBITDA was a record $22.3 million, or 28.7% of revenue • Record Non-GAAP EPS of $0.24; $0.44 in 2H of 2022, $0.74 for the year Capital Allocation • 6.1 million shares repurchased during the year at an average price of $13.01 for a total of $79.3 million • $15.9 million in cash dividends paid during the year Key Takeaways • Clearly improved and sustainable earnings power; Q4 Adjusted EBITDA exceeds Adjusted EBITDA for all of 2018-19 • Proven ability to navigate challenges, delivering revenue growth that outpaces industry • Diversification in revenues and customers mitigates macroeconomic dynamics See Appendix for reconciliation to most comparable GAAP financial measures.

Quarterly Revenue & Non-GAAP Operating Income Operating Income is a Non-GAAP Financial Measure. See Appendix for reconciliation to most comparable GAAP financial measures. $70.7 $62.7 $68.0 $72.1 $77.6 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Revenue, $ Millions $17.6 $11.7 $16.1 $19.5 $19.8 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Non-GAAP Operating Income, $ Millions $70.7 $77.6 Q4'21 Q4'22 Revenue, $ Millions $17.6 $19.8 Q4'21 Q4'22 Non-GAAP Operating Income, $ Millions

Quarterly Non-GAAP EPS See Appendix for reconciliation to most comparable GAAP financial measures. $0.12 $0.13 $0.17 $0.20 $0.13 $0.17 $0.20 $0.24 Q1 Q2 Q3 Q4 Non-GAAP EPS, $ 2021 2022

Full-Year Revenue & Non-GAAP Operating Income Operating Income is a Non-GAAP Financial Measure. See Appendix for reconciliation to most comparable GAAP financial measures. $232.2 $212.6 $225.5 $250.0 $280.3 2018 2019 2020 2021 2022 Revenue, $ Millions $0.9 $2.6 $35.3 $54.0 $67.0 2018 2019 2020 2021 2022 Non-GAAP Operating Income, $ Millions

69.2% 30.8% Q4’22 $77.6 million Quarterly Revenue by Customer Vertical 64.7% 63.3% 65.0% 65.1% 62.4% 69.2% 35.3% 36.7% 35.0% 34.9% 37.6% 30.8% Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Enterprise Service Provider

Quarterly Revenue by Geography



$ Millions
14%
47%
39%
Q3'20
14%
43%
43%
Q4'20
16%
36%
48%
Q1'21
12%
39%
49%
Q2'21
17%
34%
49%
Q3'21
17%
35%
48%
Q4'21
19%
28%
53%
Q1'22
11%
32%
57%
Q2'22
16%
34%
50%
Q3'22
14%
33%
53%
Q4'22
Americas
APJ
EMEA
Q4'22
$77.6 million
14%
33%
53%

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©2022 A10 Networks, Inc. All rights reserved.

Consistent Value Creation Business Model Revenue Growth Capital Allocation

Appendix

Financial Performance Trends

$ Millions (except EPS)

	Q1'19	Q2'19	Q3'19	Q4'19	FY 2019	Q1'20	Q2'20	Q3'20	Q4'20	FY 2020	Q1'21	Q2'21	Q3'21	Q4'21	FY 2021	Q1'22	Q2'22	Q3'22	Q4'22	FY 2022
Revenue	$50.3	$49.2	$52.8	$60.3	**$212.6**	$53.8	$52.5	$56.6	$62.7	**$225.5**	$54.8	$59.2	$65.4	$70.7	**$250.0**	$62.7	$68.0	$72.1	$77.6	**$280.3**
Non-GAAP Gross Margin %	76.3%	78.0%	78.1%	78.5%	**77.8%**	78.3%	78.8%	77.6%	79.6%	**78.6%**	78.9%	77.9%	80.4%	80.7%	**79.6%**	80.2%	80.6%	80.2%	80.3%	**80.3%**
Non-GAAP Operating Margin %	(11.8%)	(1.9%)	3.5%	12.7%	**1.2%**	7.6%	13.8%	17.8%	22.1%	**15.6%**	19.7%	18.8%	22.2%	24.8%	**21.6%**	18.6%	23.7%	27.0%	25.5%	**23.9%**
Adjusted EBITDA (non-GAAP)	($3.7)	$1.3	$4.0	$10.0	**$11.6**	$7.2	$9.8	$12.5	$16.1	**$45.6**	$13.0	$13.2	$16.8	$19.4	**$62.4**	$13.5	$18.0	$21.3	$22.3	**$75.1**
Non-GAAP EPS	($0.10)	$0.00	$0.02	$0.10	**$0.03**	$0.05	$0.09	$0.13	$0.18	**$0.44**	$0.12	$0.13	$0.17	$0.20	**$0.63**	$0.13	$0.17	$0.20	$0.24	**$0.74**
Ending Cash & Marketable Securities	$122.8	$119.3	$122.6	$129.9	**$129.9**	$142.9	$143.4	$159.1	$158.1	**$158.1**	$161.0	$166.8	$187.5	$185.0	**$185.0**	$164.7	$166.8	$127.8	$151.0	**$151.0**

Numbers may not sum due to rounding. Please refer to the supplemental financials posted in the "Investor Relations" section of the A10 Networks website at investors.a10networks.com Gross Margin %, Operating Margin %, Adjusted EBITDA and EPS are Non-GAAP Financial Measures. See Appendix for reconciliation to most comparable GAAP financial measures.

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©2022 A10 Networks, Inc. All rights reserved.

GAAP to Non-GAAP – Gross Margin and EPS Numbers may not sum due to rounding. EPS data is presented on a basic and diluted basis. Please refer to the supplemental f inancials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com.

GAAP to Non-GAAP – Operating Income Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com.

GAAP to Non-GAAP – Adjusted EBITDA Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com.